Exhibit 99.14

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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CBASS 2005-CB6 Collateral Analysis

FICO Low	FICO High	LTV	Wtd Avg	(deal as a whole)	Wtd Avg	% MI	Wtd Avg	Wtd Avg	Wtd Avg	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
				Percent of
			Current Balance	Current Balance	GWAC		FICO	DTI	LTV

500	524	> 65%	11,750,294.33	2.35	8.416	0	513	42.72	78.22	62.48	16.14	99.10	75.25	3.20	15.36	0.00
525	549	> 65%	20,181,666.83	4.04	7.667	0	538	43.35	79.28	76.01	16.76	100.00	74.97	2.20	17.89	27.26
550	574	> 65%	25,622,478.76	5.13	7.574	0	563	41.39	81.18	68.61	16.83	98.32	62.51	1.82	33.17	21.86
575	599	> 70%	32,416,132.97	6.49	7.725	0	588	43.28	86.07	70.53	22.01	99.42	61.10	3.53	31.50	28.40
600	624	> 70%	49,878,948.16	9.98	7.487	0	612	42.36	85.12	73.35	16.90	97.83	62.76	3.08	30.54	35.33
625	649	> 70%	73,098,207.99	14.63	7.400	0	637	42.66	84.95	69.00	19.24	95.94	38.62	1.94	54.79	46.02
650	674	> 80%	20,194,780.72	4.04	8.209	0	662	42.70	93.19	65.37	23.54	92.55	44.77	2.93	47.53	28.58
675	699	> 80%	15,152,559.64	3.03	8.141	0	685	41.48	94.40	62.40	17.92	88.57	47.73	0.00	47.95	32.01
700	724	> 80%	11,848,345.23	2.37	7.615	0	712	40.56	93.99	71.08	17.92	93.24	38.84	0.57	55.24	39.85
725	749	> 85%	6,049,189.29	1.21	8.069	0	736	42.53	96.30	72.60	10.84	91.96	22.60	1.26	71.56	31.96
750	774	> 85%	3,676,074.53	0.74	7.471	0	762	40.21	96.83	59.35	17.75	92.77	35.20	0.00	57.85	34.32
775	799	> 85%	910,328.08	0.18	8.113	0	788	42.76	97.07	58.14	16.37	87.03	57.14	0.00	42.86	20.53
800 max		> 85%	495,172.13	0.10	7.716	0	808	37.85	100.00	49.99	50.01	100.00	86.32	0.00	13.68	53.09

LTV Low	LTV High	DTI	Wtd Avg	Percent of	Wtd Avg	% MI	Wtd Avg	Wtd Avg	Wtd Avg	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
			Current Balance	Current Balance	GWAC		FICO	DTI	LTV

60%	64%	> 49.9%	1,068,783.12	0.21	6.626	0	592	52.66	63.07	77.08	22.92	100.00	85.07	0.00	14.93	49.87
65%	69%	> 49.9%	1,722,136.71	0.34	7.230	0	588	55.51	68.32	70.31	0.00	100.00	70.86	0.00	29.14	31.48
70%	74%	> 49.9%	3,896,037.48	0.78	6.849	0	602	54.04	71.58	61.93	31.57	94.96	55.55	0.00	44.45	38.89
75%	79%	> 49.9%	6,690,399.27	1.34	7.180	0	612	53.51	77.85	57.39	27.67	95.20	45.58	3.80	50.62	43.34
80%	84%	> 49.9%	32,797,289.03	6.56	6.692	0	668	53.81	80.21	67.88	18.49	92.28	42.41	0.26	55.72	59.47
85%	89%	> 49.9%	5,003,899.75	1.00	8.034	0	573	54.06	86.00	61.05	15.79	83.73	71.91	0.00	26.99	7.68
90%	94%	> 49.9%	6,120,955.87	1.22	7.452	0	624	53.92	90.16	73.44	15.99	98.36	57.17	0.00	36.65	64.31
95%	99%	> 49.9%	1,891,255.80	0.38	8.125	0	648	54.50	95.32	85.20	1.69	86.69	76.31	0.00	23.69	23.11
100% max		> 49.9%	32,932.54	0.01	9.375	0	732	54.40	101.23	100.00	0.00	100.00	100.00	0.00	0.00	0.00

DTI Low	DTI High	FICO	Wtd Avg	Percent of	Wtd Avg	% MI	Wtd Avg	Wtd Avg	Wtd Avg	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
			Current Balance	Current Balance	GWAC		FICO	DTI	LTV

20%	24%	< 525	425,457.01	0.09	8.927	0	511	22.03	81.42	71.59	0.00	100.00	58.79	41.21	0.00	0.00
25%	29%	< 550	2,137,404.15	0.43	7.954	0	530	28.11	79.61	62.40	33.32	97.19	84.79	0.00	12.59	0.00
30%	34%	< 575	7,851,700.87	1.57	7.634	0	540	32.79	73.66	74.85	23.10	98.60	79.55	0.00	20.45	30.15
35%	39%	< 600	15,271,701.75	3.06	7.757	0	548	37.47	77.78	71.50	16.69	98.58	65.80	5.25	28.42	21.85
40%	44%	< 625	36,127,333.34	7.23	7.571	0	579	42.65	78.76	74.45	17.27	98.79	65.84	0.91	31.06	32.49
45%	49%	< 650	78,030,812.45	15.62	7.408	0	596	47.63	81.70	65.66	21.65	97.92	54.47	2.64	41.68	31.03
50%	54%	< 675	31,334,028.81	6.27	7.410	0	598	52.28	81.16	74.83	14.16	97.35	67.48	0.27	31.04	38.23
55% max		< 700	16,208,560.60	3.24	7.587	0	615	57.28	81.08	64.62	22.08	95.19	41.95	1.57	55.76	35.22

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LIMITED AND STATED DOC

FICO Low	FICO High	Wtd Avg	Percent of	Wtd Avg	% MI	Wtd Avg	Wtd Avg	Wtd Avg	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
		Current Balance	Current Balance	GWAC		FICO	DTI	LTV

0	24	96,504.71	0.02	7.375	0	0	6.83	84.79	100.00	0.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00	100.00
450	474	464,109.94	0.09	8.361	0	464	43.10	70.33	100.00	0.00	53.26	0.00	46.74	53.26	0.00	88.41	0.00	0.00
475	499	1,528,369.13	0.31	8.753	0	491	46.94	69.49	42.88	16.32	97.43	0.00	0.00	100.00	0.00	75.89	0.00	0.00
500	524	2,525,254.70	0.51	8.686	0	515	38.77	76.31	63.38	7.82	95.64	0.00	14.91	85.09	0.00	39.18	13.84	12.82
525	549	4,807,267.54	0.96	7.671	0	536	45.70	70.19	79.15	7.40	100.00	0.00	9.86	90.14	19.24	14.68	29.45	19.79
550	574	10,095,861.52	2.02	7.535	0	563	43.39	74.80	68.40	14.89	97.80	0.00	4.61	95.39	36.21	30.98	8.58	12.34
575	599	13,108,709.44	2.62	7.469	0	587	41.69	79.54	78.15	16.06	99.88	0.00	8.73	91.27	36.23	35.57	5.31	22.35
600	624	22,529,341.26	4.51	7.578	0	615	44.98	81.93	70.49	19.62	97.19	0.00	9.52	90.48	44.45	24.86	5.96	24.15
625	649	44,680,762.60	8.94	7.533	0	638	42.58	82.54	66.77	21.64	94.68	0.00	3.95	96.05	48.42	31.07	2.10	22.16
650	674	46,533,946.68	9.31	7.167	0	662	43.65	81.64	68.06	18.01	95.36	0.00	4.12	95.88	60.32	32.44	3.52	18.51
675	699	31,035,723.49	6.21	7.166	0	687	44.07	82.97	62.32	22.16	93.77	0.00	1.53	98.47	61.21	33.40	3.47	16.09
700	724	31,776,201.00	6.36	6.784	0	711	42.39	81.84	67.95	16.22	94.22	0.00	0.56	99.44	63.90	42.16	4.24	16.71
725	749	22,879,642.88	4.58	6.682	0	736	43.15	82.68	69.88	19.01	92.12	0.00	1.68	98.32	63.39	40.36	1.97	11.23
750	774	12,969,218.21	2.60	6.620	0	759	42.60	78.97	61.30	11.48	75.05	0.00	0.25	99.75	70.32	40.53	5.60	10.27
775	799	7,305,073.34	1.46	6.629	0	784	42.69	79.70	73.35	9.31	84.11	0.00	0.00	100.00	61.84	47.42	3.66	5.79
800 max		240,984.65	0.05	7.010	0	805	43.08	85.62	71.89	28.11	100.00	0.00	0.00	100.00	0.00	28.11	0.00	0.00

IO LOANS

FICO Low	FICO High	Wtd Avg	Percent of	Wtd Avg	% MI	Wtd Avg	Wtd Avg	Wtd Avg	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
		Current Balance	Current Balance	GWAC		FICO	DTI	LTV

475	499	240,000.00	0.05	7.4	0	493.00	50.61	80.00	100.00	0.00	100.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00
500	524	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
525	549	5,992,253.34	1.20	7.035	0	538	42.37	75.30	74.72	25.28	100.00	80.81	0.00	15.44	100.00	41.45	4.69	8.93
550	574	6,295,709.99	1.26	7.030	0	562	41.20	75.69	82.56	11.44	100.00	41.93	3.14	54.93	100.00	45.28	0.00	18.15
575	599	11,922,679.58	2.39	6.855	0	589	42.77	78.39	71.66	20.20	100.00	57.97	0.00	39.84	100.00	39.49	2.94	8.56
600	624	22,068,480.39	4.42	6.736	0	614	42.43	80.67	74.11	17.56	98.77	54.62	5.89	39.49	100.00	35.28	5.46	6.43
625	649	37,256,852.21	7.46	6.704	0	638	42.13	80.72	68.07	24.06	98.26	37.60	0.62	57.45	100.00	33.96	1.85	13.67
650	674	39,908,468.39	7.99	6.515	0	662	43.65	79.90	68.03	25.08	98.55	27.08	2.63	67.70	100.00	39.37	0.67	13.17
675	699	32,927,504.93	6.59	6.422	0	686	43.12	80.93	62.86	25.67	93.69	37.12	0.61	57.08	100.00	41.44	1.19	11.74
700	724	29,613,948.08	5.93	6.258	0	712	42.63	80.80	66.11	24.31	90.86	27.71	0.37	68.20	100.00	47.96	2.67	10.44
725	749	21,788,287.12	4.36	6.241	0	736	42.03	80.88	66.75	18.20	87.15	28.36	1.41	65.15	100.00	44.55	0.00	10.02
750	774	14,072,474.58	2.82	6.327	0	760	42.38	80.11	58.00	14.47	68.73	24.47	0.00	64.81	100.00	34.21	4.58	9.63
775	799	5,976,612.00	1.20	6.195	0	783	44.15	80.44	74.03	12.74	84.11	24.41	0.00	75.59	100.00	57.63	0.00	6.69
800 max		952,179.98	0.19	6.406	0	808	42.07	85.19	53.25	18.89	54.29	100.00	0.00	0.00	100.00	17.85	0.00	0.00